                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                                 PROXY STATEMENT
       (Pursuant To Section 14(a) of the Securities Exchange Act of 1934)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                             The UniMark Group, Inc.
                (Name of Registrant as Specified in Its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                             THE UNIMARK GROUP, INC.
                                124 MCMAKIN ROAD
                            BARTONVILLE, TEXAS 76226

                               SEPTEMBER 24, 2003

Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of The UniMark Group, Inc., a Texas corporation, ("we," "us," "our" and the "Company") which will be held at the Crowne Plaza Hotel, 14315 Midway Road, Addison, Texas 75001, on Tuesday, October 21, 2003, at 10:00 a.m. (Dallas, Texas time). Information about the meeting is presented on the following pages.

     Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the meeting and vote in person, you will of course have that opportunity.

     Directors and officers of our Company will be present at the annual meeting to respond to any questions you may have.

     On behalf of our management team and board of directors, I would like to express our appreciation for your continued interest in the affairs of our Company. We look forward to seeing you at the annual meeting.

                                                        Sincerely,

                                                        /s/ JAKES JORDAAN
                                                        -----------------
                                                        JAKES JORDAAN
                                                        CHAIRMAN

                             THE UNIMARK GROUP, INC.
                                124 MCMAKIN ROAD
                            BARTONVILLE, TEXAS 76226

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 24, 2003

To our Shareholders:

     The annual meeting of the shareholders of the Company will be held at the Crowne Plaza Hotel, 14315 Midway Road, Addison, Texas 75001, on Tuesday, October 21, 2003, at 10:00 a.m. (Dallas, Texas time) for the following purposes:

         1. To elect eight (8) directors to serve on our Company's board of directors;

         2. To ratify the selection of Mancera, S.C., Member Practice of Ernst & Young Global as our Company's independent public accountants for the fiscal year ending December 31, 2003; and

         3. To transact such other business as may properly come before the meeting.

     Only our shareholders of record at the close of business on August 27, 2003 are entitled to notice of, and to vote at, this annual meeting or any adjournment thereof. Shareholders who are unable to attend the meeting in person are requested to complete, sign, date and return the enclosed form of proxy in the envelope provided. No postage is required if mailed in the United States. Any proxy may be revoked at any time prior to its exercise at the annual meeting.

     A copy of our annual report to shareholders for the fiscal year ended December 31, 2002 is being mailed to you with this notice and proxy statement.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                                        /s/ JAKES JORDAAN
                                                        -----------------
                                                        JAKES JORDAAN
                                                        CHAIRMAN

                             YOUR VOTE IS IMPORTANT

     Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSES AND EXTRA WORK OF AN ADDITIONAL SOLICITATION. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Sending in your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                                TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----
QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING .....................................................        1
   What is the purpose of our annual meeting? ......................................................        1
   Who is entitled to vote? ........................................................................        1
   Can I attend the meeting? .......................................................................        1
   What constitutes a quorum? ......................................................................        1
   How do I vote? ..................................................................................        1
   Will other matters be voted on at our annual meeting? ...........................................        2
   Can I revoke my proxy instructions? .............................................................        2
   What other information should I review before voting? ...........................................        2

PROPOSAL 1:  ELECTION OF DIRECTORS .................................................................        4

   Introduction ....................................................................................        4
   Vote Required ...................................................................................        4
   Recommendation ..................................................................................        4
   Information Regarding the Nominees and Executive Officers .......................................        4
   Nominees for Election as Directors ..............................................................        4
   Executive Officers ..............................................................................        6
   The Board of Directors and Its Committees .......................................................        7
   Section 16(a) Beneficial Ownership Reporting Compliance .........................................        8
   Certain Relationships and Related Transactions ..................................................        8

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS AND MANAGEMENT .............................        8

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS ...................................................       10
   Director Compensation ...........................................................................       10
   Executive Compensation ..........................................................................       11
   Summary Compensation Table ......................................................................       11
   Stock Options Granted in Last Fiscal Year .......................................................       11
   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values ...............       12
   Stock Option Plans ..............................................................................       12

REPORT OF THE COMPENSATION COMMITTEE ...............................................................       12
   Compensation Committee Interlocks and Insider Participation .....................................       13

STOCK PERFORMANCE GRAPH ............................................................................       14

PROPOSAL 2: SELECTION OF INDEPENDENT AUDITORS ......................................................       14
   Introduction ....................................................................................       14
   Vote Required ...................................................................................       14
   Recommendation ..................................................................................       15
   Representatives at Annual Meeting ...............................................................       15
   Fees Paid to Our Independent Public Accountants .................................................       15

REPORT OF THE AUDIT COMMITTEE ......................................................................       15

OTHER MATTERS ......................................................................................       15
   Other Matters ...................................................................................       15
   Expenses of Solicitation ........................................................................       16
   Proposals of Shareholders .......................................................................       16
   Future Transactions .............................................................................       16

                             THE UNIMARK GROUP, INC.
                                124 MCMAKIN ROAD
                            BARTONVILLE, TEXAS 76226

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD OCTOBER 21, 2003

         This proxy statement is furnished to the holders of our common stock, par value $0.01 per share, of our Company in connection with the solicitation of proxies by us and on behalf of our board of directors to be voted at our annual meeting of Shareholders (the "Annual Meeting") and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement. Our Annual Meeting will be held at the Crowne Plaza Hotel, 14315 Midway Road, Addison, Texas, 75001, on Tuesday, October 21, 2002, at 10:00 a.m. (Dallas, Texas time), and at any adjournments of such Annual Meeting. The persons named as Proxies are R. Arturo Herrera Barre and David E. Ziegler, each of whom is presently an executive officer of our Company. This Proxy Statement and the related form of proxy are being mailed on or about September 24, 2003, to all shareholders of record on August 27, 2003.

                 QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

WHAT IS THE PURPOSE OF OUR ANNUAL MEETING?

         At the annual meeting, shareholders will act upon the matters set forth in the accompanying notice of meeting, including the election of directors and ratification of our independent public accountants.

WHO IS ENTITLED TO VOTE?

         If our records show that you are a shareholder as of the close of business on August 27, 2003, which is referred to as the record date, you are entitled to receive notice of the annual meeting and to vote the shares of common stock that you held on the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

CAN I ATTEND THE MEETING?

         All shareholders of record of shares of common stock of our Company at the close of business on the record date, or their designated proxies, are authorized to attend the annual meeting. Each shareholder or proxy will be asked to present a form of valid picture identification, such as a driver's license or passport.

WHAT CONSTITUTES A QUORUM?

         The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting. As of the record date, there were 21,044,828 shares of common stock outstanding and entitled to vote at the annual meeting. Shares that reflect votes withheld for director nominees, abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at our annual meeting.

HOW DO I VOTE?

         Voting by Proxy Holders for Shares Registered Directly in the Name of the Shareholder. If you hold your shares in our own name as a holder of record, you may instruct the proxy holders named in the enclosed proxy card how to vote your common shares by signing, dating and mailing the proxy card in the postage-paid envelope that has been provided to you by our Company.

         Voting by Proxy Holders for Shares Registered in the Name of a Brokerage Firm or Bank. If your common shares are held by a broker, bank or other nominee (i.e., in "street name"), you will receive instructions from your nominee, which you must follow in order to have your common shares voted.

         Vote by Mail. If you would like to vote by mail, mark your proxy card, sign and date it, and return it to Georgeson Shareholder in the postage-paid envelope provided.

         Vote in Person. If you are a registered shareholder and attend the annual meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at our meeting will need to obtain a proxy form from the broker, bank or other nominee that holds their common shares of record.

WILL OTHER MATTERS BE VOTED ON AT OUR ANNUAL MEETING?

         We are now not aware of any other matters to be presented at the annual meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

CAN I REVOKE MY PROXY INSTRUCTIONS?

         You may revoke your proxy at any time before it has been exercised by:

         o filing a written revocation with the Secretary of our Company at the address set forth below;

         o        filing a duly executed proxy bearing a later date; or

         o appearing in person and voting by ballot at our annual meeting.

         Any shareholder of record as of the record date attending our annual meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at our annual meeting will not constitute revocation of a previously given proxy.

WHAT OTHER INFORMATION SHOULD I REVIEW BEFORE VOTING?

    For your review, our 2002 annual report, including financial statements for the fiscal year ended December 31, 2002, is being mailed to our shareholders concurrently with this proxy statement. The annual report, however, is not part of the proxy solicitation material. For your further review, a copy of our annual report filed with the Securities and Exchange Commission (the "SEC") on Form 10-K, including the financial statements, may be obtained without charge by writing to the Secretary of our Company at the following address: 124 McMakin Road, Bartonville, Texas 76226-8400

    We file our annual, quarterly and special reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934. You may read and copy this information at the following locations of the SEC:

       SEC Headquarters
       450 Fifth Street, N.W.
       Washington, D.C. 20549


       Northeast Regional Office               Southeast Regional Office
       233 Broadway                            1401 Brickell Avenue
       New York, New York 10279                Suite 200
                                               Miami, FL 33131

       Midwest Regional Office                 Pacific Regional Office
       175 W. Jackson Boulevard                5670 Wilshire Boulevard
       Suite 900                               11th Floor
       Chicago, Illinois 60604                 Los Angeles, CA  90036-3648

         You may also obtain copies of this information by mail from the Public Reference Room of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330.

         The SEC also maintains an Internet World Wide Web site that contains reports, proxy statements and other information about issuers, like our Company, who file electronically with the SEC. The Internet address of that site is http://www.sec.gov.

                           [INTENTIONALLY LEFT BLANK]

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

INTRODUCTION

         Eight directors, constituting our entire board of directors, are to be elected at the annual meeting. Each of the nominees listed below is currently a director of our Company and has consented to be nominated and to serve if elected. In the event that a vacancy may occur during the year, such vacancy may be filled by our board of directors for the remainder of the full term. All nominees will be elected to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. In the event any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by our board of directors to replace the nominee.

VOTE REQUIRED

         Directors must be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote on the issue at the annual meeting. Votes may be cast for or withheld from each nominee. Votes cast for the nominees will count as "yes votes"; votes that are withheld from the nominees or broker non-votes will be excluded entirely from the vote and will have no effect.

RECOMMENDATION

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THEIR NOMINEES. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

INFORMATION REGARDING THE NOMINEES AND EXECUTIVE OFFICERS

         The following table sets forth the nominees for our board of directors, their current ages and the year in which each first became a director.

              NOMINEE           AGE    DIRECTOR SINCE
----------------------------    ---    --------------
Iain Aitken                      48              2002
Eduardo Beruff                   49              2002
Federico Chavez Peon             37              1998
Luis Chico Pardo                 63              1998
R. Arturo Herrera Barre          50              2000
Jakes Jordaan                    42              1994
Manuel Morales Camporredondo     52              2003
C. Jackson Pfeffer               60              2002

         The following biographical descriptions set forth certain information with respect to the nominees for election as directors at our annual meeting and the executive officers who are not directors, based on information furnished to our Company by each nominee and executive officer. The following information is correct as of September 1, 2003.

NOMINEES FOR ELECTION AS DIRECTORS

         IAIN AITKEN. Mr. Aitken has served as a director of our Company since January 2002. Mr. Aitken is a Senior Advisor to Soros Private Funds Management, an affiliate of the Company's largest shareholder, since September 2000. From 1999 to 2000, Mr. Aitken was a private consultant, advising companies on restructurings and real estate matters. From 1991 to 1999, Mr. Aitken served as Senior Vice President of ABN AMRO Bank N.V., one of the world's largest financial institutions. Mr. Aitken is currently a director of Batavia Investment Fund Limited. Mr. Aitken received his Bachelor's degree in Monetary Economics from the University of Stirling, in Scotland, in 1976.

         EDUARDO BERUFF. Mr. Beruff has served as a director of our Company since December 2002. Mr. Beruff is an independent management consultant advising companies on corporate strategy, marketing, operational performance, financial planning and financing. From 1994 until 1998, Mr. Beruff served as a divisional president of the SICPA Group, a Swiss specialty-chemical corporation. From 1982 to 1994, Mr. Beruff held various senior level positions with SmithKline Beecham (now GlaxoSmithKline), in management, marketing, finance and corporate planning. Mr. Beruff received his undergraduate degree from Georgetown University (magna cum laude) in 1975 and his Master of Business Administration degree from The Wharton School, University of Pennsylvania in 1977.

         FEDERICO CHAVEZ PEON. Mr. Chavez has served as a director of our Company since October 1998. Mr. Chavez is a director of Promecap, S.C., a financial advisory services firm for Mexico Strategic Investment Fund Ltd. ("MSIF"), an affiliate of the Company's largest shareholder, M&M Nominee, LLC. Presently, M&M Nominee owns 13,149,274 shares of UniMark's common stock accounting for 62.5% of all issued and outstanding shares. From 1996 until 1997, Mr. Chavez served as Chief Risk Director of Banco Santander Mexicano, S.A., an affiliate of Banco Santander, S.A., one of the most important financial institutions worldwide. From 1991 until 1996, Mr. Chavez served as Corporate Banking Director of Banco Mexicano, S.A. an affiliate of Grupo Financiero InverMexico, S.A. de C.V., a leading financial institution in Mexico at that time. From 1987 until 1991, Mr. Chavez served in various positions in the Corporate Banking Area of Casa de Bolsa Inverlat, one of the leading brokerage firms in Mexico at that time. Mr. Chavez obtained a degree in Industrial Engineering at the National University of Mexico. Mr. Chavez has been appointed and elected as a director of the Company pursuant to the Mexico Strategic Advisors Transaction.

         LUIS A. CHICO PARDO. Mr. Chico has served as a director of our Company since October 1998. Mr. Chico is a director of Promecap, S. C., a financial advisory services firm for MSIF. Chico served as Vice President of the Mexican Banking Association and as a member of the National Securities Commission. From 1982 until 1988, Mr. Chico served as Chief Executive Officer of Banco BCH, a Mexican credit corporation. From 1977 until 1978, Mr. Chico served as Director of Public Sector Credit at Mexico's Secretariat of Finance and Public Credit. From 1964 until 1977, Mr. Chico acted as Deputy Manager of the International Division of Banco de Mexico (the nation's central bank) and was a member of the Technical Committee of FOMEX, which was a public institution responsible for promoting exports of manufactured products. Mr. Chico obtained a degree in Law and Economics at the National University of Mexico, from which he graduated with honors in 1963. Mr. Chico obtained a Master's degree in Economics from the London School of Economics and Political Science. Mr. Chico has been appointed and elected as a director of the Company pursuant to the Mexico Strategic Advisors Transaction.

         R. ARTURO HERRERA BARRE. Mr. Herrera has served as a director of our Company since October 2000 and was appointed as our Company's President and Chief Executive Officer effective August 28, 2003. Until August 2003, Mr. Herrera served as Managing Director of Nova Capital S.C., a financial advisory-consulting firm located in Mexico City. From 1992 to 1996, Mr. Herrera served as Managing Director and Chief Executive Officer of Multicapitales & Fondo Reto, two private equity firms operating in Mexico. From 1982 to 1992, Mr. Herrera served as Vice President of Citibank, N.A. in Mexico City. Mr. Herrera worked as a consultant from 1978 to 1980 with Wharton Applied Research Center, from 1975 to 1978, with McKinsey & Co and from 1974 to 1975 with PricewaterhouseCoopers (formerly Price Waterhouse). Mr. Herrera has a Bachelor's degree in Mechanical Electrical Engineering from Universidad Iberoamericana and a Master of Business Administration degree from The Wharton School, University of Pennsylvania.

         JAKES JORDAAN. Mr. Jordaan has served as a director of our Company since 1994. Since 1994, Mr. Jordaan has engaged in the private practice of corporate finance and securities law and he is presently a member of Jordaan & Riley, PLLC, Dallas, Texas, a law firm specializing in corporate finance, securities and complex business litigation. Mr. Jordaan is the past Chairman of the Securities Section of the Dallas Bar Association and is a member of the Texas Bar Association and the American Bar Association.

         MANUEL MORALES CAMPORREDONDO. Mr. Morales has served as a director of our Company since June 2003. Mr. Morales is a director of Promecap, S.C., a financial advisory firm for MSIF. From 1994 until July 2000, Mr. Morales served as General Manager of Industrias Voit S.A. de C.V., a manufacturer of sporting goods based in Mexico City. Since 1994, Mr. Morales has served as a member of the board of directors of Voit. Since 1982, Mr. Morales has served as President of Tesitura S.A. de C.V., a textile manufacture of household products, located in Mexico City. Mr. Morales received his undergraduate degree in Business Administration from Universidad IberoAmericana in 1974 and his Masters in Business Administration from Instituto Panamericano de Alta Direccion de Empresas, or IPADE (Mexico City), in 1977.

         C. JACKSON PFEFFER. Mr. Pfeffer has served as a director of our Company since December 2002. Mr. Pfeffer is the Chief Operating Officer of Car Concepts, Inc., a chain of automotive repair and tire stores. Prior to his joining Car Concepts in 2001, Mr. Pfeffer served for four years as President of Lifeline Home Health Services, Inc., a home healthcare provider located in Dallas, Texas. Mr. Pfeffer also serves as a member or advisor to several privately-held company boards of directors. Mr. Pfeffer received his Bachelor's degree in Business Administration from Southern Illinois University in 1969 and his Master of Business Administration degree from Rochester Institute of Technology in 1973.

EXECUTIVE OFFICERS

         The following persons are executive officers of our Company. Officers are elected annually by our board of directors until their successors are duly elected and qualified.

           NAME                AGE                       POSITION
---------------------------    ---    ------------------------------------------------
Emilio Castillo Olea (1)        35    President, Chief Executive Officer and Director
R. Arturo Herrera Barre (2)     50    President, Chief Executive Officer and Director
David E. Ziegler                59    Chief Financial Officer
Kathrine D. Adams               45    Corporate Controller and Secretary

----------

(1)      Mr. Castillo resigned his officer positions effective January 31, 2003.
(2) For information regarding this individual, see "Election of Directors" above.

         EMILIO CASTILLO OLEA joined our Company as a director and as its President and Chief Executive Officer in October 2000 and resigned as an officer effective January 31, 2003, and as a director effective May 30, 2003. Mr. Castillo was also a director of Promecap, S.C., a financial advisory services firm for Mexico Strategic Investment Fund Ltd. Prior to joining Promecap, Mr. Castillo worked for four years as a consultant in the Mexico City and Monterrey offices of The Boston Consulting Group, a global management-consulting group and for two years in the Mexico City office of McKinsey & Co., another consulting firm. Mr. Castillo has a Bachelor's degree in Chemical Engineering from the Universidad Iberoamericana in Mexico City and a Master of Business Administration degree from Northwestern University's Kellogg School of Business.

         DAVID E. ZIEGLER. Mr. Ziegler joined our Company in October 2000 as a director and as Chief Financial Officer. In December 2002 Mr. Ziegler resigned as a director. Prior to October 2000, Mr. Ziegler was a Financial Consultant to our Company beginning April 1999 and assisted the former Chief Financial Officer in Securities and Exchange matters, financial reporting and special projects. From 1997 to 1999, Mr. Ziegler was Chief Financial Officer of Global Wireless Holdings Inc., a company formed in 1996 to acquire and integrate rapidly growing wireless communications companies, products, services and technologies. From 1996 to 1997 served as Chief Financial Officer, Treasurer and Secretary of Styling Technology Corporation, a publicly held company which was a leading developer, producer and marketer of a wide array of branded consumer products sold primarily through professional salon distribution channels. Mr. Ziegler served as Chief Financial Officer of Cellular World Corporation, a retail chain of wireless communications products stores from 1994 to 1996. In 1993, Mr. Ziegler served as Vice President and Chief Financial Officer of F&C International, Inc., a publicly held international developer and manufacturer of flavors and fragrances used primarily by branded consumer product producers in the food, beverage and personal care industries. Mr. Ziegler, a certified public accountant since 1971, was an audit partner at Arthur Andersen LLP from 1978 to 1986. Mr. Ziegler received his Bachelor's degree in Accounting and Finance from Michigan State University in 1966.

         KATHRINE D. ADAMS. Ms. Adams joined our Company in June 1998 and has served as our Corporate Controller and Secretary since October 2000. From January 2000 until October 2000 Ms. Adams was our Company's Group Controller and prior to that time served as our Company's Information Systems Project Manager. Prior to joining our Company, she spent nine years as the corporate controller for Active Organics, Inc., a manufacturer of health and beauty consumer products. Ms. Adams received her Bachelor's degree in Business Administration from the University of North Texas in 1981.


THE BOARD OF DIRECTORS AND ITS COMMITTEES

         Board of Directors. Our Company is managed by an eight member board of directors, a majority of who are independent of our management. Our board of directors met nine times during 2002. Each of our directors attended at least 50% of the aggregate of (i) the total number of meetings of our board of directors (held during the period for which such directors served on our board of directors) and (ii) the total number of meetings of all committees of our board of directors on which the director served (during the periods for which the director served on such committee or committees).

         Special Independent Committee. In connection with a proposed "going-private" offer made by an affiliate of M&M Nominee, our largest shareholder, our board of directors established a Special Independent Committee to represent the interest of our minority shareholders in connection with the offer. The members of the Independent Special Committee were Messrs. Beruff, Herrera and Pfeffer. The Special Independent Committee met in person or by telephone approximately 15 times in connection with the going private offer, which was withdrawn in March 2003. Upon withdrawal of the "going-private" offer, the Special Independent Committee was dissolved. See "Certain Relationships and Related Transactions."

         Audit Committee. Our board of directors has established an Audit Committee. During 2002 our Audit Committee consisted of Federico Chavez Peon, Iain Aitken and Arturo Herrera Barre. Presently, our Audit Committee is composed of Eduardo Beruff, Iain Aitken and C. Jackson Pfeffer. The function of our Audit Committee is to act as a liaison between our board of directors and our independent public accountants, and review with them the planning and scope of financial statement audits, the results of those audits, and the adequacy of internal accounting controls. It also monitors other corporate and financial policies. Our Audit Committee met two times during 2002.

         Stock Option Plan Committee. Our board of directors has established a Stock Option Plan Committee consisting of Jakes Jordaan and Federico Chavez Peon. Our Stock Option Plan Committee is vested with full authority to select participants, grant options, determine the number of shares subject to each option, the exercise price of each option and in general, to interpret such regulations as it deems necessary to administer our Company's Employee Stock Option Plan.

         Compensation Committee. Our board of directors has established a Compensation Committee composed of Federico Chavez Peon and Jakes Jordaan (composed of non-employee directors). The Compensation Committee reviews and approves individual officer salaries, bonus plan financial performance goals, bonus plan allocations, and stock option grants. The Compensation Committee also reviews guidelines for compensation, bonus, and stock option grants for our non-officer employees.

         Director Option Plan Committee. Our board of directors has established a Director Option Plan Committee consisting of Federico Chavez Peon and Luis A. Chico Pardo. The Director Option Plan Committee has full and final authority in its discretion, subject to the provisions of the Directors' Stock Option Plan,
(a) to prescribe the form or forms of instruments evidencing options under the Directors' Stock Option Plan, (b) to adopt, amend and rescind rules and regulations for the administration of the Directors' Stock Option Plan, and (c) to interpret the Directors' Stock Option Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Directors' Stock Option Plan.

         Nominating Committee. Our board of directors has established a Nominating Committee consisting of Jakes Jordaan and Federico Chavez Peon. The Nominating Committee assists, as needed, with finding qualified candidates to serve on our Company's board of directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our Company's directors, officers and persons who are beneficial owners of more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish our Company with copies of all Section 16(a) forms they file. To our knowledge, based solely upon a review of the copies of such reports furnished to our Company by the reporting persons, we believe that during the year ended December 31, 2002, our directors, officers and 10% shareholders complied with all filing requirements under Section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         M&M Nominee, our largest shareholder, presently owns 13,149,274 shares of our common stock, representing 62.48% of all issued and outstanding shares. As a result, M&M Nominee has the requisite voting power to significantly affect virtually all decisions made by our Company and its shareholders, including the power to elect all our directors and to block corporate actions such as amendments to most provisions of our articles of incorporation.

         Effective September 1, 2000, we entered into an agreement with Promecap, S.C. for the services of Emilio Castillo Olea to become our President and Chief Executive Officer at the annual rate of $150,000. Mr. Castillo was a Director of Promecap, S.C., a financial advisory services firm to Mexico Strategic Investment Fund Ltd. ("MSIF"). MISF owns 80% of M&M Nominee. On January 31, 2003, Mr. Castillo resigned his officer positions with our Company, and on May 30, 2003, resigned as a director.

         On November 22, 2002, the Company received a proposal from M&M Nominee, in which a company to be formed by M&M Nominee would acquire all of UniMark's outstanding shares of common stock not already owned by M&M Nominee for $0.65 per share in cash. On March 7, 2003, the Company received a $16 million proposal for the sale of our Company's Victoria juice processing plant and certain contract rights for the growing and processing of Italian lemons and was informed by M&M Nominee, LLC, that it had withdrawn its previously-announced going private offer.

         On December 18, 2002, January 10, 2003, January 24, 2003, February 11, 2003 and March 6, 2003, respectively, our Company borrowed $100,000, $125,000, $200,000, $110,000 and $125,000 under the terms of short-term promissory notes, interest at 10%, from M&M Nominee. These notes were repaid in April 2003, including accrued interest of $16,000.

         During 2002, we paid Jordaan & Riley, PLLC $98,000 for legal services rendered. Mr. Jordaan is the chairman of the board of directors our Company and is a member of Jordaan & Riley, PLLC. Our Company believes that said arrangement is no less favorable than would be available from unrelated third parties.

                  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS,
                            DIRECTORS AND MANAGEMENT

SECURITY OWNERSHIP

         The following table sets forth the amount of common stock beneficially owned as of September 1, 2003 by the following people:

o        each director and nominee director;

o the named executive officers of our Company whose salary and bonuses exceeded $100,000 during 2002;

o        all directors and officers as a group; and

o each person known by our Company to hold more than 5% of our outstanding common stock.

                                                   AMOUNT AND NATURE OF
                                                 BENEFICIAL OWNERSHIP OF
                                                 COMMON SHARES AS OF THE
               NAMES                                   RECORD DATE                 PERCENT OF CLASS(1)
---------------------------------------------  -----------------------------  -----------------------------
DIRECTORS AND EXECUTIVE OFFICERS:
  R. Arturo Herrera Barre(5).................                        30,000                              **
  David E. Ziegler...........................                        10,000                              **
  Jakes Jordaan(4)...........................                        64,510                              **
  Iain Aitken(2)(3)..........................                    13,149,274                           62.48%
  Eduardo Beruff.............................                           -0-                            0.00%
  Federico Chavez Peon(2)(3).................                    13,149,274                           62.48%
  Luis A. Chico Pardo(2)(3)..................                    13,149,274                           62.48%
  C. Jackson Pfeffer.........................                           -0-                            0.00%
  Manuel Morales Camporredondo(2)(3).........                    13,149,274                           62.48%
Directors and Executive Officers as
a Group (9 persons)(6).......................                    13,253,784                           62.98%
Other Directors and Executive Officers.......                           -0-                            0.00%

OTHER FIVE PERCENT HOLDERS:
  M&M Nominee(3).............................                    13,149,274                           62.48%

**Less than 1%

(1) In calculating the percentage of total class ownership, the number of outstanding shares used was 21,044,828. This number does not include 95,000 shares of our common stock issuable upon exercise of currently outstanding options granted under the 1999 Stock Option Plan.

(2) Includes 13,149,274 shares of common stock owned by M&M Nominee. He disclaims beneficial ownership of such securities.

(3) On July 17, 1998, our Company sold 3,305,500 newly issued shares of our common stock at a purchase price of $4.5375 per share, for an aggregate purchase price of $14,998,706, to M & M Nominee. In connection with the transaction, our Company granted M&M Nominee options to acquire an additional 2,000,000 shares of common stock at a purchase price of $4.5375 per share, representation on our board of directors and certain veto rights regarding financial and corporate matters. On March 29, 1999, we sold 2,000,000 newly issued shares of our common stock to M&M Nominee. In connection with the March 29, 1999 transaction, M&M Nominee surrendered options to acquire an additional 2,000,000 shares of our common stock at a purchase price of $4.5375 per share issued to them in the July 17, 1998 transaction. M&M Nominee is owned 80% by Mexico Strategic Investment Fund Ltd. ("MSIF"), and 20% by Madera LLC ("Madera"). M&M Nominee's principal business is investment in securities.

     On June 25, 2001, our Company sold M&M Nominee an additional 6,849,315 shares of our common stock at a price of $0.73 per share, with gross proceeds to our Company of $5.0 million. M&M Nominee now owns 13,149,274 shares of our common stock, representing 62.48% of all issued and outstanding shares. As a result, M&M Nominee has the requisite voting power to significantly affect virtually all decisions made by our Company and its shareholders, including the power to elect all directors and to block corporate actions such as amendments to most provisions of our articles of incorporation.

     Pursuant to regulations promulgated under Section 13(d) of the Securities Exchange Act of 1934, Mexico Strategic Advisors LLC (by virtue of an advisory contract) may be deemed a beneficial owner of our securities held for the account of M&M Nominee (as a result of the contractual authority of Mexico Strategic Advisors LLC with MSIF and Madera to exercise voting and dispositive power with respect to such securities).

     Except to the extent that information is believed to be otherwise known by our Company, the information given is as of November 21, 2002, as reported by Mexico Strategic Advisors LLC in its Amendment No. 8 to the initial statement on Schedule 13D dated June 23, 1998 and all amendments thereto filed with the Securities and Exchange Commission.

(4) Includes 15,000 shares of common stock underlying presently exercisable stock options.

(5) Includes 30,000 shares of common stock underlying presently exercisable stock options.

(6) Includes 40,000 shares of common stock underlying presently exercisable stock options. Mr. Castillo and Mr. Ziegler are "named executive officers" because each individual served as our Company's Chief Executive Officer and Chief Financial Officer, respectively, during the last completed fiscal year. None of our Company's other highest paid executive officers have total annual salaries and bonuses in excess of $100,000. On January 31, 2003, Mr. Castillo resigned his officer positions with our Company.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

         Currently, our independent directors receive only cash compensation in the amount of $1,000 per in person meeting of the board of directors, or committee thereof, attended and $250 per telephonic meeting of the board of directors, or committee thereof, attended. In connection with a going private proposal, we paid each member of the Independent Special Committee cash compensation in the amount of $5,000 per month.

         Prior to 2002, independent directors received no cash compensation but received automatically an initial grant of stock options to purchase 20,000 shares of common stock upon their appointment to the board of directors. Prior to 2002, independent directors automatically received annual grants of options to purchase 5,000 shares of common stock as of the date following each annual meeting. All board of director options are Non Qualified Stock Options and become exercisable on the first anniversary of the date of grant. Our board of directors has suspended any future grants of stock options to its independent directors.

EXECUTIVE COMPENSATION

         Summary Compensation Table. The following table sets forth the compensation for the three fiscal years ended December 31, 2000, 2001 and 2002 paid by our Company to its chief executive officers and to two other executive officers of our Company who received compensation in excess of $100,000 for the years ended December 31, 2001 and 2002 (the "named executive officers"). No other executive officers received compensation exceeding $100,000 during the last fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                        ANNUAL COMPENSATION              COMPENSATION AWARDS
                                                 ---------------------------------    -------------------------
                                                                                      RESTRICTED     SECURITIES
                                                                      OTHER ANNUAL       STOCK       UNDERLYING     ALL OTHER
                                         YEAR     SALARY     BONUS    COMPENSATION      AWARD(S)       OPTIONS     COMPENSATION
                                         ----    --------    -----    ------------    -----------    ----------    ------------
Soren Bjorn .........................    2000    $120,000      -0-              (1)           -0-           -0-    $     46,733(2)
  Former President and
  Chief Executive Officer

Emilio Castillo Olea(3) .............    2000         -0-      -0-              (1)           -0-           -0-    $     50,000
  President and Chief Executive .....    2001         -0-      -0-              (1)           -0-           -0-    $    150,000
  Officer ...........................    2002         -0-      -0-              (1)           -0-           -0-    $    150,000

Charles A. Horne ....................    2000    $143,502      -0-              (1)           -0-           -0-    $    189,000(2)
  Former Chief Financial Officer

David E. Ziegler (4) ................    2000         -0-      -0-              (1)           -0-           -0-    $    335,240
  Chief Financial Officer ...........    2001    $275,000      -0-              (1)           -0-           -0-             -0-
                                         2002    $275,000      -0-              (1)           -0-           -0-             -0-

(1) The compensation described in this table does not include medical insurance and other benefits received by the executive officers which are available generally to all employees of our Company and perquisites and other personal benefits received by these executive officers of our Company, the value of which does not exceed the lesser of $50,000 or 10% of the executive officer's cash compensation in the table.

(2) Resigned from our Company effective September 30 and September 1, 2000, respectively. These amounts were paid as severance in connection with their resignations.

(3) Effective October 1, 2000, Mr. Castillo was appointed as President and Chief Executive Officer of our Company. In connection with Mr. Castillo's appointment, our Company entered into a service agreement with Promecap, S.C. for his services, at the annual rate of $150,000, commencing September 1, 2000. On January 31, 2003, Mr. Castillo resigned his officer positions with our Company. Messrs. Castillo and Ziegler are "named executive officers" because each individual served as our Company's Chief Executive Officer and Chief Financial Officer, respectively, during the last completed fiscal year. None of our Company's other highest paid executive officers have total annual salaries and bonuses in excess of $100,000.

(4) From January 1, 2000 to September 30, 2000, Mr. Ziegler served as a financial consultant to our Company. Effective October 1, 2000, Mr. Ziegler was appointed as Chief Financial Officer of our Company.

STOCK OPTIONS GRANTED IN LAST FISCAL YEAR

         The following table sets forth each grant of stock options made during the 2002 fiscal year to each of the named executive officers in the Summary Table above:

                      Number of    Percentage of                               Potential Realizable Value at
                      Securities   Total Options                           Assumed Annual Rates of Stock Price
                      Underlying    Granted to    Exercise                    Appreciation for Option Term
                       Options      Employees     Price Per   Expiration --------------------------------------
      Name             Granted     During 2002      Share       Date        0%           5%           10%
--------------------  ---------- --------------- ----------- ----------- --------------------------------------
Emilio Castillo Olea         -0-             -0-         -0-         -0-         -0-          -0-           -0-
David  E. Ziegler            -0-             -0-         -0-         -0-         -0-          -0-           -0-

         The following table sets forth information with respect to the value of unexercised options granted during the last completed fiscal year and in prior years to the named executive officers with respect to option exercises by those persons during the last completed fiscal year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

                                                              Number of
                                                             Securities        Value of
                                                             Underlying       Unexercised
                                                             Unexercised        In-the-
                                                               Options        Money Options
                                                              at FY-End        at FY-End
                                                            --------------   --------------
                         Shares Acquired                     Exercisable/    Exercisable/
                           on Exercise     Value Realized   Unexercisable    Unexercisable
                         ---------------   --------------   --------------   --------------
Emilio Castillo Olea                 -0-              -0-              -0-              -0-
David  E. Ziegler                    -0-              -0-              -0-              -0-

STOCK OPTION PLANS

         In 1994, we adopted our 1994 Employee Stock Option Plan and an Outside Director Stock Option Plan (the "1994 Plans"). Under the 1994 Plans, our board of directors were authorized to grant options to employees and consultants and to our outside directors to purchase up to 820,000 and 100,000 shares respectively, of our common stock which were reserved for such purposes. The terms and vesting period for options granted under the 1994 Plans were fixed by our board of directors at the time of grant provided that the exercise period was not greater than 10 years from the date of grant. The exercise price for any options granted under the 1994 Plans for employees and consultants could not be less than 100% and 85% of the fair market value of our common stock on the date of the grant for Incentive and Non-statutory Stock Options, as defined, respectively. The exercise price for options granted under the 1994 Plans for outside directors could not be less than 100% of the fair market value of our common stock on the date of grant.

         In 1999, we adopted the 1999 Stock Option Plan (the "1999 Plan") under which stock options could be granted to employees, outside directors and consultants to purchase our common stock. The 1999 Plan, which is similar to our 1994 Plan for employees, is for a period of ten years and has reserved 500,000 shares of our common stock for stock option grants. Effective with the adoption of the 1999 Plan, we discontinued granting options under the 1994 Plans. During the 2002 fiscal year, there were no grants of stock options made to any of the executive officers named in the Summary Compensation Table above.

                      REPORT OF THE COMPENSATION COMMITTEE

         Our board of directors has established a Compensation Committee to review and approve the compensation levels of executive officers of our Company, evaluate the performance of our executive officers, consider senior management succession issues and any related matters for our Company. The Compensation Committee is charged with reviewing with our board of directors in detail all aspects of cash compensation for the executive officers of our Company. Stock option compensation for our executive officers is also considered by the Compensation Committee.

         The philosophy of our Company's compensation program is to employ, retain and reward executives capable of leading our Company in achieving its business objectives. These objectives include preserving a strong financial posture, increasing the assets of our Company, positioning our Company's assets and business operations in geographic markets and industry segments offering long-term growth opportunities, enhancing shareholder value and ensuring the survival of our Company. The accomplishment of these objectives is measured against conditions in the industries within which our Company operated. In recent years these conditions reflect a highly competitive market environment and rapidly changing regional, geographic and overall industry market conditions.

         The available forms of executive compensation include base salary, cash bonus awards and incentive stock options. Performance of our Company is a key consideration (to the extent that such performance can fairly be attributed or related to such executive's performance), as well as the nature of each executive's responsibilities and capabilities. Our Company's compensation policy recognizes, however, that stock price performance is only one measure of performance and, given industry business conditions and the long term strategic direction and goals of our Company, it may not necessarily be the best current measure of executive performance. Therefore, our Company's compensation policy also gives consideration to our Company's achievement of specified business objectives when determining executive officer compensation. Compensation paid to our executive officers is based upon a Company-wide salary structure consistent for each position relative to its authority and responsibility compared to industry peers.

Respectfully submitted

COMPENSATION COMMITTEE

Federico Chavez Peon, Chairman
Jakes Jordaan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended December 31, 2002, no member of our Company's Compensation Committee of our board of directors was an officer or employee of our Company or any of its subsidiaries or had any relationship requiring disclosure pursuant to ITEM 404 of Commission Regulation S-K. No executive officer of our Company served as a member of a compensation committee of another corporation (or other board committee of such company performing similar functions or, in the absence of any such committee, the entire board of directors of such corporation), one of whose executive officers served on the Compensation Committee. No executive officer of our Company served as a director of another corporation, one of whose executive officers served on the Compensation Committee. No executive officer of our Company served as a member of a compensation committee of another corporation (or other board committee of such corporation performing similar functions or, in the absence of any such committee, the entire board of directors), one of whose executive officers served as a director of our Company.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         The chart below sets forth a line graph comparing cumulative total return of our Company's common stock to the S&P 500 Stock Index and the S&P Food Products Index for the five year period commencing December 31, 1997 and ending December 31, 2002. Each indices assumes $100 invested in our Company's common stock at December 31, 1997, and that dividends, if any, were reinvested.

                                [GRAPHIC OMITTED]

                            Comparative Five-Year Total Returns
                          ---------------------------------------
                          1997   1998   1999   2000   2001   2002
                          ----   ----   ----   ----   ----   ----
The UniMark Group, Inc.   $100   $ 58   $ 33   $ 11   $ 14   $ 13
S&P 500 Products Index    $100   $129   $156   $141   $125   $ 97
S&P Foods Index           $100   $106   $ 85   $108   $110   $112

Note: Our Company's management consistently cautions that the stock price performance shown in the table should not be considered indicative of potential future stock price performance.

                PROPOSAL NO. 2: SELECTION OF INDEPENDENT AUDITORS

INTRODUCTION

         Our board of directors, upon recommendation of our Audit Committee, has appointed Mancera, S.C., Member Practice of Ernst & Young Global as our independent public accountants to examine and report on the consolidated financial statements of our Company for the fiscal year ending December 31, 2003. Since 1992, the firms of Mancera, S.C., Member Practice of Ernst & Young Global and Ernst & Young LLP, independent public accountants, have examined and reported on our consolidated financial statements.

VOTE REQUIRED

         Ratification of the appointment of Mancera, S.C., Member Practice of Ernst & Young Global, as our independent public accountants requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting. If the appointment is not approved, the board of directors will select other independent public accountants.

RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF MANCERA, S.C., MEMBER PRACTICE OF ERNST & YOUNG GLOBAL, AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

REPRESENTATIVES AT ANNUAL MEETING

         Representatives of Mancera, S.C., Member Practice of Ernst & Young Global are expected to be present at our Annual Meeting and will have the opportunity to make any statements they may desire. They also will be available to respond to appropriate questions of our shareholders.

FEES PAID TO OUR INDEPENDENT PUBLIC ACCOUNTANTS

         During the years ended December 31, 2002 and 2001, our Company paid the U.S. and Mexico offices of Mancera, S.C., Member Practice of Ernst & Young Global and Ernst & Young LLP, $230,000 and $339,000, respectively, for the independent audit of our 2002 and 2001 consolidated annual financial statements included on Form 10-K, review of the consolidated financial statements contained in our Company's quarterly reports on Form 10-Q and other required filings with the Securities and Exchange Commission. With the exception of fees associated with limited tax services, our Company did not engage any other services from Mancera, S.C., Member Practice of Ernst & Young Global during 2002 or 2001.

                          REPORT OF THE AUDIT COMMITTEE

AUDIT COMMITTEE REPORT

         Our Audit Committee has reviewed and discussed our Company's audited consolidated financial statements with management. Further, our Audit Committee has discussed with Mancera, S.C., Member Practice of Ernst & Young Global, our independent public accountants, the matters required to be discussed by Statement of Auditing Standards No. 61 (SAS 61 - Communication with Audit Committees) relating to the accountant's judgement about the quality of our Company's accounting principles, judgements and estimates, as applied in our financial reporting.

         Our Audit Committee has also received written disclosures from Mancera, S.C., Member Practice of Ernst & Young Global, as required by Independent Standards Board Standard No.1 (Independent Discussions with Audit Committees) that relates to Mancera's independence from our Company, and has discussed with Mancera, S.C., Member Practice of Ernst & Young Global their independence.

         Based on the reviews and discussions referred to above, our Audit Committee recommended to our board of directors that our Company's audited financial statements be included in our Annual Report on Form 10-K for our year ended December 31, 2002, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Federico Chavez Peon, Chairman
Arturo Herrera Barre
Iain Aitken

                                  OTHER MATTERS

OTHER MATTERS

         Our board of directors does not intend to bring any other business before the meeting, and so far as is known to our board of directors, no matters are to be brought to the meeting except as specified in the notice of the meeting. However, as to any other business that may properly come before the meeting, it is intended that the proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

EXPENSES OF SOLICITATION

         The expense of preparing, printing and mailing the notice of our annual meeting of shareholders and proxy material, and all other expenses of soliciting proxies will be borne by our Company. We have retained Georgeson Shareholder as our agent for soliciting proxies. Officers or other employees of our Company may, without additional compensation therefor, solicit proxies in person, by telephone, facsimile, mail or the Internet. We may also reimburse brokerage firms, banks, trustees, nominees and other persons for their expenses in forwarding proxy material to the beneficial owners of shares held by them of record.

PROPOSALS OF SHAREHOLDERS

         If a shareholder intends to present a proposal for action at our 2003 annual meeting of Shareholders and wishes to have such proposal considered for inclusion in our Company's proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the proposal must be submitted in writing and received by our Company no later than March 31, 2004, and must also satisfy the other requirements of Rule 14a-8. The submission of a shareholder proposal does not guarantee that it will be included in our Company's proxy statement.

FUTURE TRANSACTIONS

         Although our Company intends that the terms of any future transactions and agreements between our Company and its directors, officers, principal shareholders or other affiliates will be no less favorable than could be obtained from unaffiliated third parties, no assurances can be given in this regard. Any such future transactions that are material to our Company and are not in the ordinary course of business will be approved by a majority of our Company's independent and disinterested directors.

         PROXY SOLICITED BY THE UNIMARK GROUP, INC.'S BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           OF THE UNIMARK GROUP, INC.

         The undersigned hereby (a) acknowledges receipt of Notice of the Annual Meeting of Shareholders to be held at Crowne Plaza Hotel Park, 14315 Midway Road, Addison, Texas 75001, on Tuesday, October 21, 2003, at 10:00 a.m. (Dallas, Texas Time) and the Proxy Statement in connection therewith, each dated, September 24, 2003, (b) appoints each of R. Arturo Herrera Barre and David E. Ziegler the proxy and attorney-in-fact for the undersigned, with full power of substitution, (c) authorizes the Proxies to represent and vote on behalf of the undersigned, as designated below, at the Annual Meeting of Shareholders and at any adjournments or postponements thereof, all shares of the Common Stock, $0.01 par value, of The UniMark Group, Inc. (the "Company") standing in the name of the undersigned or which the undersigned may be entitled to vote and (d) revokes any proxies heretofore given.

1. ELECTION OF DIRECTORS -- Nominees: Jakes Jordaan, Iain Aitken, Eduardo Beruff, Federico Chavez Peon, Luis A. Chico Pardo, R. Arturo Herrera Barre, Manuel Morales Camporredondo and C. Jackson Pfeffer

         For All             [ ]
         Withhold All        [ ]
         For All Except      [ ]

                  (Except Nominee(s) written above)

2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS -- Approval of the proposal to ratify the selection of Mancera, S.C., Member Practice of Ernst & Young Global as the Company's independent public accountants for the fiscal year ending December 31, 2003.

         For                [ ]
         Against            [ ]
         Abstain            [ ]

               PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
                    USING THE ENCLOSED POSTAGE-PAID ENVELOPE

              (Please sign and date this card on the reverse side)